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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 29, 2002
(Date of earliest event reported)

divine, inc.
(Exact name of registrant as specified in the charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1301 N. Elston Avenue
Chicago, Illinois 60622
(Address of Principal Executive Offices)

(773) 394-6600
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Items

        On May 29, 2002, divine, inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Oak Investment Partners X, Limited Partnership, Oak X Affiliates Fund, Limited Partnership and certain other investors named therein (collectively, the "Purchasers"), whereby on May 31, 2002 the Company issued and sold to the Purchasers 22,741 shares of its Series B Convertible Preferred Stock (the "Initial Preferred Shares") for an aggregate purchase price of $22,741,000 and the Purchasers agreed to purchase at a later date, subject to certain conditions, 38,259 shares of the Company's Series B Convertible Preferred Stock (the "Mandatory Preferred Shares") together with related warrants (the "Warrants") to purchase 9,567 shares of Series B Convertible Preferred Stock (the "Warrant Preferred Shares", and together with the Initial Preferred Shares and Mandatory Preferred Shares, the "Preferred Shares"), at a purchase price of $1,000 per Preferred Share together with the related Warrants. Unless the Company receives stockholder approval, the Company will not convert Preferred Shares into more than 3,823,618 shares of its common stock, par value $0.001 ("Common Stock"). The Series B Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.2. Pursuant to a Registration Rights Agreement attached hereto as Exhibit 10.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series B Convertible Preferred Stock. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 4.1.

        Additionally, the Company amended that certain Rights Agreement dated as of February 12, 2001, between the Company and Computershare Investor Services, LLC, as Rights Agent, as amended by Amendment No. 1 to Rights Agreement dated as of July 8, 2001 and Amendment No. 2 to Rights Agreement dated as of August 15, 2001 (as amended, the "Rights Agreement"), to exclude each Purchaser who is or becomes a party to the Purchase Agreement from the definition of Acquiring Person under the Rights Agreement, but only to the extent such Purchaser or Purchasers would become an Acquiring Person due to the beneficial ownership of Common Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement.

        On May 30, 2002, the Company issued a press release related to these transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

        (c)    EXHIBITS.

        The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

divine, inc.
	By:	/s/ JUDE SULLIVAN Jude Sullivan Senior Vice President and General Counsel
Date: June 3, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
3.1	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock.
4.1	Securities Purchase Agreement dated as of May 29, 2002, by and between divine, inc. and the investors named therein.
4.2	Form of Warrant.
4.3	Amendment No. 3 to Rights Agreement, dated as of May 29, 2002, between divine and Computershare Investor Services, LLC, as Rights Agent.
10.1	Registration Rights Agreement dated as of May 31, 2002, by and between divine, inc. and the investors named therein.
99.1	Press Release of divine, inc., dated May 30, 2002.

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  Item 5. Other Items
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX